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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-80234) of CMC Industries, Inc. of our report dated August 26, 1996, except as to Note 8, which is as of September 26, 1996 appearing on page 35 of this Annual Report to Shareholders which is incorporated in the Annual Report on Form 10-K.



PRICE WATERHOUSE LLP
Memphis, Tennessee
October 28, 1996